[CIK]      0000914670
[NAME]     CORRECTIONAL SERVICES CORPORATION


                       DEED OF TRUST MODIFICATION AGREEMENT

THIS AGREEMENT, executed this 14th day of January, 1998, by and between NATIONSBANK, N.A., a National Banking Association, as successor in interest to NATIONSBANK, N.A. (SOUTH) herein called "Beneficiary" and CORRECTIONAL SERVICES CORPORATION, f/k/a ESMOR CORRECTIONAL SERVICES, INC., a Delaware corporation, herein called "Trustor".

                              W I T N E S S E T H:

WHEREAS, Trustor being indebted to the Beneficiary executed and delivered to the Beneficiary a certain note dated December 31, 1995, as evidence of said debt, and also executed and delivered a Deed of Trust as security therefor of like date, said Deed of Trust being recorded in Official Records of Maricopa County, Arizona as Document No. 96-0005811 (the "Deed of Trust").

and

WHEREAS, Trustor has requested Beneficiary to modify the terms of the Note and Deed of Trust and Beneficiary has agreed to modify the Note and Deed of Trust in accordance herewith.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) paid by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants hereinafter set forth, the parties jointly and severally hereby agree as follows:

1. Trustor acknowledges and certifies that Trustor has no claim, demand or setoff whatsoever against Beneficiary and that Trustor is justly indebted to Beneficiary for the sums set forth above.

2. The maturity date of the Revolving Credit Note secured by the Deed of Trust is extended to April 3, 1998, as evidenced by the Renewal Note having an effective date of January 14, 1998, in the amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) (the "Renewal Note"), which Renewal Note is secured by the Deed of Trust.


3. It is the intent of the parties that this instrument shall not constitute a novation and shall in no way adversely affect the lien priority of the Deed of Trust or any other loan documents delivered by Trustor to Beneficiary (collectively, the "Loan Documents"). It is the full purpose and intent of the parties hereto that the priority of the Deed of Trust remains effective as the original recording date and time of the Deed of Trust.

4. AS A MATERIAL INDUCEMENT FOR BENEFICIARY TO EXECUTE THIS AGREEMENT, TRUSTOR DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH TRUSTOR EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF TRUSTOR HEREAFTER CAN, SHALL OR MAY HAVE AGAINST BENEFICIARY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER THROUGH THE DATE THEREOF. TRUSTOR FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY APPLICABLE LAWS. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF BENEFICIARY EXECUTION OF THIS AGREEMENT, TRUSTOR COVENANTS WITH AND WARRANTS UNTO BENEFICIARY, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST BENEFICIARY OR THE OBLIGATION OF TRUSTOR TO PAY THE LOAN TO BENEFICIARY WHEN AND AS THE SAME BECOMES DUE AND PAYABLE.

5. All references in the Deed of Trust to the "Revolving Credit Note" shall be deemed to include the Renewal Note. All terms, covenants, and conditions of said Deed of Trust remain unchanged except as specified above. This Agreement shall not waive any right or remedy afforded Beneficiary under said Deed of Trust. This Agreement shall be binding on the parties, their heirs, personal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective as of the day and year first above written.